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                                                                    Exhibit 10.1

                         OAK PARK BUSINESS CENTER LEASE

         AGREEMENT OF LEASE MADE THIS 22nd day of March, 2000, between OAK PARK PARTNERS, LTD., whose address is 1743 Independence Boulevard, Suite D-6, Sarasota, Florida 34234 (hereinafter referred to as "Landlord"), and The Rose Group Corporation of Nevada, a Nevada corporation (hereinafter referred to as "Tenant"), whose address is 1535 Northgate Boulevard, Sarasota, Florida 34234.

         1. DEMISED PREMISES: (a) Landlord leases to Tenant and Tenant leases from Landlord those certain premises in the Oak Park Business Center (hereinafter referred to as "Center"), located at 1748 Independence Boulevard, County of Sarasota, State of Florida, which premises are more particularly described as follows: Building A, which shall be deemed for al purposes relating hereto comprise approximately 4,240 square feet (all hereinafter collectively called the "Demised Premises" or "Leased Premises" or "Premises"). (b) A diagram of the Center is attached hereto and made a part hereof and marked Exhibit A. Said Exhibit A sets forth the general layout of the Center and shall not be deemed to be a warranty, representation or agreement on the part of Landlord that said Center is exactly as indicated on said diagram. Landlord may increase, reduce or change the number, dimensions or locations of the walks, buildings and parking areas in any manner whatsoever that Landlord may deem proper, and Landlord reserves the right to make alterations or additions to, and to build additional units on, the building in which the Demised Premises are contained and to add buildings adjoining same or elsewhere in the Center. (c) Use and occupancy by Tenant of the Demised Premises shall include the use, in common with others, of the Center's common areas and facilities as hereinafter more fully provided.

         2. USE OF PREMISES: Tenant shall use the Demised Premises solely for the purpose of conducting the business of: offices. Tenant shall not use or permit or suffer the use of the Demised Premises for any other business or purpose.

         3. RENT AND LENGTH OF TERM: The term of this Lease shall be for 3 year(s) following the commencement of the term unless sooner terminated or extended as hereinafter provided, beginning the 1st day of April, 2000, and ending the 31 day of March, 2003, at and for the agreed total base rental of $117,660.00, including annual rent increases, but not including applicable air conditioning maintenance policy charges and sales tax, per scheduled "B", payable as follows. The sum of $3,091.67 payable April 1, 2000 and on the first day of each month per rent schedule attached hereto and made a part hereof and marked Exhibit B and on the first day of each and every month thereafter until the total rent is full paid. Any applicable rental, sales and/or other taxes shall be paid simultaneously with all rental payments. Any and all other payments to be made by Tenant to Landlord under the terms and provisions of this Lease shall be deemed to be and shall become additional rental hereunder, whether or not the same is designated as such, and shall be due and payable on demand or together with the next succeeding installment of rental, whichever shall first occur, together with interest thereon, and Landlord shall have the same remedies for failure to pay same as for nonpayment of rental.

         4. LAST MONTH'S RENT: Tenant has deposited with Landlord the sum of $3,718.25 to be held by Landlord throughout the term of this Lease and any renewal or extension thereof. Upon Tenant's default under any term or provision of this Lease, Landlord may apply the same in liquidation of any installment of rental or additional rental when due, or in liquidation of Landlord's damages; and Landlord shall not thereby waive any right or remedy




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available to Landlord under this Lease or by law with respect to such default.
In all other events and provided that Tenant is not in default hereunder, said sum shall be credited towards the amount of the last month's rent due under this Lease or by law with respect to such default. In all other events and provided that Tenant is not in default hereunder, said sum shall be credited towards the amount of the last month's rent due under this Lease or any renewal or extension thereof. Tenant agrees that Landlord may commingle said sum with other moneys of Landlord and that Landlord shall be entitled to retina all interest, if any, earned thereon.

         5. COMMENCEMENT OF TERM: The term of this Lease shall commence upon the earlier of the following dates: (a) the date set forth in Article 3, above, or
(b) three (3) days from the date Landlord shall notify Tenant that the Demised Premises are ready for occupancy. In the event this Lease shall commence on a day other than the first day of a month, then rent shall be immediately paid for such fractional first month, prorated on the basis of a thirty (30) day month, and the term of this Lease shall commence on the first day of the month next succeeding. Tenant shall, upon request by Landlord or any holders of a mortgage on the fee, execute and deliver to Landlord or such mortgagee, within five (5) days from the date requested, a written declaration duly executed and acknowledged in recordable form, without charge, stating the commencement and termination dates hereof and certifying that Tenant is in possession of the Demised Premises, that this Lease is valid and subsisting and in full force and effect, that Landlord is not in default under any terms of this Lease, if true, and that there are no defenses or offsets hereto (or stating any such defenses or offsets claimed by Tenant).

         6. SECURITY DEPOSIT: (a) Tenant shall deposit with Landlord as security the sum of $3,091.67 at the ensealing of this instrument. Said deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all of Tenant's obligation hereunder. Said security deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant.
(b) If any sum payable by Tenant to Landlord hereunder shall be overdue and unpaid, or if Landlord makes payment(s) on behalf of Tenant, or if Tenant fails to comply with any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire security deposit, or so much thereof as may be necessary to compensate Landlord for the nonpayment of rent or additional rent, or loss or damage sustained by Landlord due to such breach on the part of Tenant; and Tenant shall forthwith, upon demand, restore said security deposit to the original sum deposited. Should Tenant comply with all of said terms and promptly pay al of the rentals as they fall due and all other sums payable by Tenant to Landlord said deposit shall be returned in full to Tenant at the end of the term. (c) In the event of bankruptcy or other credit-debtor proceedings against Tenant, all securities shall be deemed to be applied first to any costs or charges occasioned by such event or to the payment of rent for all periods prior to the filing of such proceedings.

         7. TRANSFER OF DEPOSIT: Landlord shall deliver the funds deposited hereunder by Tenant to the Purchaser of Landlord's interest in the Demised Premises in the event that such interest be sold, and thereupon Landlord shall be discharged from any further liability with respect to such deposit. However, the Successor Landlord and/or Transferee shall be responsible for Tenants security deposit.

         8. PLACE OF PAYMENTS: Tenant shall make all payments of rent or other payments required under this Lease on the fist day of each and every month in advance without



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demand at the office of Landlord in the City of Sarasota or such other place and to such other person as the Landlord may from time to time designate in writing.

         9. ASSIGNMENT AND SUBLETTING: Tenant shall not assign, mortgage or encumber this Lease, in whole or in part, or sublet all or any part of the Demised Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease be assigned or if the Demised Premises or any part thereof be occupied by anybody other than the Tenant, Landlord may collect rent from the assignee, or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this provision or the acceptance of the assignee, under tenant or occupancy as tenant, or as a release of Tenant from the further performance by Tenant of the provisions on its part to be observed or performed herein unless Landlord consents in writing. Notwithstanding the previous sentence, in the event Landlord approves of an assignment by Tenant of Tenant's interest in the Lease to another party, Landlord agrees that Tenant shall be released from all further liabilities in connection with this Lease, but only if the Successor Tenant, in Landlord's sole discretion, is sufficiently creditworthy. Alternatively, at Landlord's sole option, Landlord shall terminate this Lease and enter into a new Lease with the new party. Other than the case of a public offering of stock through a publicly traded exchange, if the majority of the outstanding capital stock of the Tenant's corporation be changed, the Tenant shall notify Landlord and Landlord shall have the right, at its option, to terminate this Lease upon five (5) days notice to Tenant.

         10. CONSTRUCTION OF DEMISED PREMISES: If Landlord makes any improvements or constructs or installs any items or equipment for Tenant in the Demised Premises, all costs in connection therewith shall be paid by Tenant within fifteen (15) days after receipt of a bill therefor, as specified and described on Exhibit C of this Lease. Tenant hereby acknowledges that the Demised Premises are in the condition called for by this Lease an that Landlord has performed all of Landlord's work, if any, with respect thereto.

         11. TENANT'S INSTALLATIONS: Tenant shall not make, authorize or allow any improvements or construction or installation of fixtures or equipment in the Demised Premises without first obtaining Landlord's written approval and consent. Tenant shall present to Landlord plans and specifications for any such work reasonably in advance of the time such approval is sought. Landlord reserves the right before approving any such work to require Tenant to furnish Landlord with evidence satisfactory to Landlord of a) financial arrangements made by Tenant to promptly pay for any such work Tenant proposes in or on the Demised Premises, and b) the competence and experience of those Tenant proposes to have perform any such work. If Landlord approves such work, Tenant must, before commencing same, present to Landlord all applicable building or other permit(s) together with a hold-harmless letter and proof of liability and workmen's compensation insurance from Tenant's contractor. Any alterations or changes in the Demised Premises and all additions, fixtures and/or improvements, except only store and office furniture and fixtures which shall be readily removable without injury to the premises, shall be and remain a part of the Premises at the expiration of this Lease, unless Landlord notifies Tenant to remove same and restore the Premises to their condition at the commencement hereof, in which case Tenant shall comply at Tenant's sole cost and expense.



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         12. MECHANIC'S LIENS: Should any mechanic's or other liens be filed against the Demised Premises or any part thereof for any reason whatsoever by reason of Tenant's acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within ten (10) days after notice by Landlord.

         13. OPERATION OF BUSINESS: Tenant shall: (a) keep the Demised Premises and exterior and interior portions of windows, doors and all other glass or plate fixtures in a neat, clean, sanitary and safe condition; (b) neither solicit business nor distribute advertising matter in the parking or other common areas; (c) not place any weight upon the floors which shall exceed 75 pounds per square foot of floor space covered; business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance; (d) be responsible for and pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in or about the Demised Premises by the Tenant, or against Tenant's use of the Demised Premises, and Tenant shall save Landlord harmless from any penalties, fines, costs, expenses or damages resulting from failure to do so; (e) if the Demised Premises be and become infested with vermin, (not including the pre-infestation of termites prior to Tenant's occupancy) at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of the Landlord and shall employ such exterminators and such exterminating company as shall be approved by Landlord. Tenant shall have the right to have the leased premises inspected for termites within the first thirty (30) days of Tenants occupancy of same; (f) not use or allow others to use the water and was closets and other plumbing fixtures for any purpose other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or like substances shall be deposited therein; (g) have placed inside the Demised Premises, upon delivery, all merchandise, boxes, furniture, etc., and (h) keep the front and rear exterior areas of the property swept and free of any merchandise, boxes, furniture, refuse, cobwebs and debris at all times.

         14. LAWS, WASTE OR NUISANCE: Tenant shall, at its own cost and expense:
(a) comply with all governmental laws, ordinances, orders and regulations affecting the Demised Premises now in force or which hereafter may be in force;
(b) comply with and execute all rules, requirements and regulations of the Board of Fire Underwriters, Landlord's insurance companies and other organizations establishing insurance rates; (c) not suffer, permit or commit any waste, unreasonable noise, disturbance or nuisance whatsoever on said premises detrimental to same or annoying to other tenants or to the neighbors.

         15. SIGNS, AWNINGS AND CANOPIES: With the exception of any sign described in Exhibit "D" of this Lease, Tenant shall not attach any signs, awnings or canopies to the premises, or place any lettering on the plate glass windows, unless such signs, and such lettering, be of a type, kind, character and description to be approved in writing by the Landlord, in the interests of having a uniform system of lettering and display signs on all of the units in the building of which the Demised Premises are a part. Tenant shall maintain any such signs or other installation as may be approved in good condition and repair. All exterior signs must be approved by the governmental body having jurisdiction over same, after Landlord's written approval is obtained. Standard Center tenant signage shall be arranged by Landlord at Tenant's sole cost within forty-five (45) days of occupancy by Tenant of the Premises.



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         16. REPAIRS: Landlord shall keep the exterior roof and walls of the building in which the Demised Premises are situated in good repair, but the Tenant shall give to the Landlord seven (7) days written notice of needed repairs, and the landlord shall have a reasonable time thereafter to make them, provided, however, that should such damage be occasioned by an act of the Tenant, the Landlord shall assume no responsibility whatever for the repair thereto, and in addition, the Landlord may hold the Tenant responsible for such damage. Landlord has no obligations for repairs of any kind, nature or description except as specifically set forth herein, and there shall be no setoff against payment of rent for any reason. Representations and covenants by the Landlord as to the Demised Premises shall be enforceable by the Tenant in the manner prescribed by law, and the refusal to pay rent shall be a breach of the lease and not a setoff. Tenant shall, at its own cost and expense, take good care of and make necessary repairs, structural and otherwise, to the interior of the Demised Premises, and the fixtures and equipment therein and appurtenances thereto, including the exterior and interior windows, doors and entrances, store fronts, signs, showcases, floor coverings, interior walls, columns and partitions; and lighting, heating, plumbing and sewage facilities, and electrical equipment. Landlord shall maintain the air conditioning installations and appurtenances in good repair and order. Tenant is responsible for cleaning all ducts and replacing and maintaining the appurtenances in good repair and order . Tenant is responsible for cleaning all ducts and replacing all filters. Reasonable written notice to Landlord, specifying the repairs to be made, constitutes and absolute condition precedent to Landlord's duty of repair. Tenant shall pay as additional rent $30.00 per month for the purpose of an air conditioner maintenance policy.

         17. TENANT'S FAILURE TO REPAIR: If Tenant (a) refuses or neglects to make repairs, or (b) if Landlord is required to make exterior or structural repairs by reason of Tenant's negligent acts or omissions, Landlord shall have the right, after giving Tenant ten (10) days written notice, except in the event of an emergency, in which case no advance notice will be required, but shall not be obliged, to make such repairs on behalf of and for the account of Tenant. In such event, such work shall be paid for by the Tenant as additional rent promptly upon receipt of a bill therefor.

         18. UTILITY CHARGES: Landlord shall not be liable in the event of any interruption in the supply of any utilities. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant which shall require additional utility facilities, the same shall be installed at Tenant's expense in accordance with plans and specifications to be approved in writing by Landlord. Tenant shall be solely responsible for and shall promptly pay all charges for use or consumption for sewer, water, gas, telephone, electricity, garbage, or any other utility services. Should Landlord elect to supply any utility services. Tenant agrees to purchase and meter, security deposit for same and any tap-in fees/assessments levied by the water/sewer utility company or any other authority. These shall be paid by Tenant to Landlord upon execution of this Lease, or if the amount is not known at the time of execution, this amount shall be paid immediately upon Landlord presenting Tenant with a statement. Failure to pay within twenty (20) days shall constitute a default under this Lease and Landlord shall have all rights and remedies under this Lease and under the laws of the State of Florida.

         19. MAINTENANCE OF COMMON AREAS: All common areas and other facilities in or about the Center provided by Landlord shall be subject to the exclusive control and management of Landlord. Landlord shall have the right to construct, maintain and operate



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lighting and other facilities on all said areas and improvements; to police the same; to change the area, level, location and arrangement of parking areas and other facilities; to build multi-story parking facilities; to restrict parking by Tenants, their officers, agents and employees; to close all or any portion of said areas or facilities to such extent as may be legally sufficient to prevent a dedication thereof or the accrual of any right to any person or the public therein; to close temporarily all or any portion of the parking areas or facilities to discourage non-customer parking. Landlord shall operate and maintain the common facilities in such manner as Landlord in its discretion shall determine, and Landlord shall have full right and authority to employ and discharge all personnel with respect thereto.

         20. INDEMNITY: (a) Tenant shall indemnify Landlord and save Landlord harmless from suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon or at or from the Demised Premises or the occupancy or use by Tenant of said premises or any part thereof, or occasioned wholly or in part by any act or omission of its agents, contractors, employees, servants, invitees, licensees or concessionaires, including the sidewalks and common areas and facilities within the Center development; and (b) Tenant shall store its property in and shall occupy the Demised Premises and all other portions of the Center at its own risk, and releases Landlord, to the full extent permitted by law, from all claims of every kind resulting in loss of life, personal or bodily injury or property damage; (c) Landlord shall not be responsible or liable at any time for any loss or damage to Tenant's merchandise or equipment, fixtures or other personal property of Tenant or to Tenant's business; and (d) Landlord shall not be responsible or liable to Tenant or to those claiming by, through or under Tenant for any loss or damage to either the person or property of Tenant that may be occasioned by or through or under Tenant for any loss or damage to either the person or property of Tenant that may be occasioned by or through the acts or omissions of persons occupying adjoining premises; (e) Landlord shall not be responsible or liable for any defect, latent or otherwise, in any building in the Center or any of the equipment, machinery, utilities, appliances or apparatus therein nor shall it be responsible or liable for any injury, loss or damage to any person or to any property of Tenant or other person caused by or resulting from bursting, breakage or by or from leakage, steam, running or the overflow of water or sewage in any part of said premises or for any injury or damage caused by or resulting from acts of God or the elements, or for any injury or damage caused by or resulting from any defect or negligence in the occupancy, construction, operation or use of any said premises; (f) Tenant shall give prompt notice to Landlord in case of fire or accident in the Demised Premises or in the building of which the Demised Premises are a part or of defects therein or in any fixtures or equipment; (g) in case Landlord shall without fault on its part be made a party to any litigation commenced by or against Tenant, the Tenant shall protect and hold Landlord harmless and shall pay off costs, expenses and reasonable attorney's fees and (h) Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the terms of this Lease (1) Notwithstanding anything contained in this paragraph. Tenant shall not Indemnify Landlord for any damages to Tenant and/or Tenant's property which are caused by Landlord's negligent conduct.



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         21. INSURANCE: Tenant shall maintain at its own cost and expense: (a)
fire insurance and Improvements and Betterments Insurance in the amount adequate to cover the cost of replacement of all decorations, fixtures, including air conditioning and boiler equipment, contents and improvements in the Demised Premises in the event of fire, vandalism, malicious mischief and casualties included in special extended coverage and (b) PUBLIC LIABILITY INSURANCE on an occurrence basis with minimum limits of liability in an amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000,000) for bodily injury, personal injury or death to any one person and FIVE HUNDRED THOUSAND DOLLARS ($500,000) (or bodily injury, personal injury or death to more than one person end FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) with respect to damage to property: or a single limit of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) covering bodily injury, personal injury or death to any one or more than one person and property damage; (c) all outside plate glass In the Demised Premises; and (d) if there Is a boiler in, adjoining or beneath Demised Premises, broad form boiler insurance in the amount of ONE HUNDRED THOUSAND DOLLARS ($100,000.00). Said insurance policies shall Insure the Tenant and Landlord as the parties insured thereby.

         22. INSURED'S WAIVER, NOTICE: Any insurance procured by Tenant as herein required shall be issued in the name of the Tenant by a company licensed to do business in the State of Florida and name the Landlord as an additional insured and shall contain endorsements that: (a) such insurance may not be canceled or amended with respect to Landlord without thirty (30) days written notice by registered mall to Landlord by the insurance company; and (b) Tenant shall be solely responsible for payment of premiums and that Landlord shall not be required to pay any premiums for such insurance; and (c) in the event of payment of any loss covered by such policy, Landlord shall be paid first by the insurance company for its loss; and (d) any insurance policies herein required to be procured by Tenant shall contain an express waiver of any right of subrogation by the insurance company against the Landlord. A copy of the policy or a certificate of all such insurance shall be delivered to Landlord by Tenant within ten (10) days of issuance of such policy by the insurance company. The minimum limits of any Insurance coverage required herein shall not limit Tenant's liability under Article 20.

         23. INCREASE IN INSURANCE PREMIUMS: Tenant shall not stock, use or sell any article or do anything in or about the Demised Premises which may be prohibited by Landlord's insurance policies or any endorsements or forms attached thereto, or which will increase any insurance rates and premiums on the Demised Premises, the building of which they are part and all other buildings in the Center. Tenant shall pay on demand any increase in premiums for Landlord's insurance that may be charged on such insurance carried by Landlord resulting from Tenant's use and occupancy of the Demised Premises or the Center whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use, occupancy or vacancy of the Demised Premises, a schedule issued by the organization making the fire extended coverage, vandalism and malicious mischief, special extended coverage or any all-risk insurance rates for said premises or any rule books issued by the rating organization or similar bodies or by rating procedures or rules of Landlord's insurance companies shall be conclusive evidence of the several Items and charges which make up the insurance rates and premiums on the Demised Premises and Center. If due to the (a) occupancy, or (b) abandonment, or (c) Tenant's failure to occupy the Demised Premises as herein provided, any insurance shall be canceled by the insurance carrier or if the premiums for


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any such insurance shall be increased, then In any of such events Tenant shall
Indemnify and hold Landlord harmless and shall pay on demand the increased cost of such insurance. Tenant also shall pay on any such events any increased premium on the runt insurance that may be carried by Landlord for its protection against rent loss through fire or other casualty.

         24. DESTRUCTION: If the Demised Premises shall be partially damaged by any casualty insurable under the Landlord's insurance policy, Landlord shall, upon receipt of the insurance proceeds, repair the same with reasonable speed. and a just and proportionate part of the rent shall be abated until so repaired. The obligation of Landlord hereunder shall be limited to the basic building, store front and the replacement of any interior work originally installed by Landlord. If more than fifty (50%) percent of the Demised Premises shall be rendered untenantable or should be damaged as a result of a risk which is not covered by Landlord's insurance, or if fifty (50%) percent or more of the rentable area of the Center shall be damaged or destroyed by fire or other cause, notwithstanding that the Demised Premises may be unaffected by such event. then or In any such events, Landlord may elect 10 repair the damage or may cancel this case within ninety (90) days of said occurrence by notice of Cancellation to Tenant and Tenant shall vacate the Demised Premises. Tenant's liability for rent upon the termination of this Lease shall cease as of the day following the event or damage. Unless this Lease is terminated by Landlord. Tenant shall hold the proceeds or all insurance carried by Tenant on its property and improvements in trust for the purpose of repair and replacement. in the event Landlord elects to repair the damage any abatement of rent shall end five (5) days after notice by Landlord to Tenant that the Demised Premises have been repaired. If any damage is caused by the negligence of Tenant or its employees, the damages shall be repaired by Landlord, upon receipt of the Insurance proceeds. but there shall be no abatement of rent.

         25. CONDEMNATION: (a) Total: If the whole of the Demised Premises shall be acquired or taken by eminent domain for any public or quasi-public use or purpose. then this Lease and the term herein shall cease and terminate as of the date of title vesting in such proceeding. (b) Partial: If any part of the Demised Premises shall be taken as aforesaid, and such partial taking shall render that portion not so taken unsuitable for the business of Tenant, then this Lease and the term herein shall cease and terminate as aforesaid. If such partial taking is not extensive enough to render the premises unsuitable for the business of the Tenant, then this Lease shall continue in effect except that the rent shall be reduced in the same proportion that the floor area of the Demised Premises taken bears to the original floor area demised and Landlord shall, upon receipt of the award in condemnation, make all necessary repair or alterations to the building in which the Demised Premises are located so as to constitute the portion of the building not taken a complete architectural unit, but such work shall not exceed the scope of the work to be done by Landlord in originally constructing said building. nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Demised Premises so taken. "Amount received by Landlord" shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgages for the value of the diminished fee; (c) if more than twenty (20%) percent of the floor area of the building in which the Demised Premises are located shall be taken as aforesaid, Landlord may. by written notice to Tenant, terminate this Lease, such termination to be effective as aforesaid; (d) if this Lease Is terminated as provided In this paragraph, the rent shall be paid up to the day that possession is taken by public authority and Landlord shall make an equitable refund of any rent paid by Tenant in advance; (e) Award: Tenant shall not be entitled to and expressly waives all claim to any



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condemnation award for any taking, whether whole or partial, and whether for diminution in value of the leasehold or to the fee although, Tenant shall have the right, to the extent that the same shall not reduce Landlord's award to claim from the condemnor, but not from Landlord such compensation as may be recoverable by Tenant in its own right for damage to Tenant's business, fixtures and improvements instilled by Tenant at its expense.

         26. DEFAULT: (a) If Tenant fails to pay any rental or other payment due hereunder or upon its failure to perform any other of the terms of this Lease to be observed or performed by Tenant on Its part, or if Tenant shall fail to move into the premises and to commence the conduct of its business on the date specified in Article 5 hereof or If Tenant shall abandon said premises or if Tenant shall become bankrupt or insolvent, or file any debtor proceedings or take or have taken against Tenant in any court pursuant to any state either of the United States or of any State 8 petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or suffers this Lease to be taken under any writ of execution or attachment or if this Lease shall pass to or devolve upon, by law or otherwise. one other than Tenant except as herein provided, then, in any one or more of such events, upon Landlord serving a written notice of Tenant's right to cure upon Tenant, specifying the nature of said default and if, at the expiration of a three (3) business day period, Tenant shall have failed to begin to diligently cure or remedy such default, other than a default relating to Article 3 or this Lease or a default deemed of an emergency nature, in which case Tenant's said right to cure will not apply, the Landlord may elect to declare the entire rent for the balance of the term, or any part thereof, due and payable forthwith, or at the option of the Landlord, this Lease and the term thereunder shall terminate and come to an end on the date specified in such notice of cancellation, and Tenant shall quit and surrender the Demised Premises to Landlord as if the term hereunder ended by the expiration of the time fixed herein, but Tenant shall remain liable hereunder provided. (b) If the notice provided by Landlord shall have been given and ignored and/or not responded to by the Tenant, and the term shall expire as aforesaid, or should Landlord elect not to terminate this Lease, Landlord shall have the immediate right to reentry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process (all of which Tenant expressly waives) and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. Landlord shall have a lien for the payment of all sums agreed to be paid by Tenant herein upon all Tenant's property, which is to be in addition to Landlord's lien now or that may hereafter be provided by law. (c) Should Landlord elect to reenter or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable: upon each such reletting all rentals received by Landlord from such reletting shall be applied first, to the payment of any Indebtedness other than rent due hereunder from Tenant to Landlord to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and to costs of such alterations and repairs, third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such

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                                       -----         -------
deficiency shall be calculated and paid monthly. Landlord may recover from Tenant all damages It may incur by reason of Tenant's default, including the cost of recovering the leased premises, reasonable attorney's fees. and Including the worth at the time of such termination, of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term all of which amounts shall be immediately due and payable from Tenant to Landlord. (d) To the extent allowed by law, the parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other or any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises, and/or any claim of damage. In the event Landlord commences any proceedings for non-payment of rent, or additional rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action brought by Tenant. (a) Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause. or in the event of Landlord obtaining possession of the Demised Premises, by reason of the violation by Tenant of any of the provisions of this Lease, or otherwise. (1) In the event of a breach or threatened breach by Tenant of any provision of this Lease. Landlord shall have the right of injunction as if other remedies were not provided for herein. (g) The rights and remedies given to Landlord in this lease are distinct, separate and cumulative remedies, and the exercise of any of them shall not be deemed to exclude Landlord's right to exercise any or all of the others. (h) Neither the commencement of any action or proceeding nor the settlement thereof or entering of judgment therein shall bar Landlord from bringing subsequent actions or proceedings from time to time.
(i) Notwithstanding anything in this Lease to the contrary, Landlord reserves all rights which the laws of the State of Florida confer upon a landlord against a tenant in default. (j) Interest on past-due obligations: Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the highest legal rate from the date until paid, unless otherwise specifically provided herein, but the payment of such Interest shall not excuse or cure any default by Tenant under this Lease. (k) This paragraph shall apply to any renewal or extension of this Lease.

         27. ACCESS TO PREMISES: Landlord shall have the right to place, maintain and repair all utility equipment of any kind in, upon and under the Demised Premises as may be necessary for the servicing of the Demised Premises and other portions of the Center. Landlord shall have the right to enter the Demised Premises at all times to Inspect or to exhibit the same to prospective purchasers, mortgagees, tenants and tenants and to make such repairs, additions, alterations or improvements as Landlord may deem desirable. However, Landlord will use its reasonable efforts to provide advance notice if practicable under the circumstances of an inspection or an exhibit of the leased premises. Landlord shall be allowed to take all material in. to and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rents reserved shall in no wise abate while said work is in progress by reason of loss or interruption of Tenant's business or otherwise and Tenant shall have no claim for damages. If Tenant shall not be personally present to permit an entry into said premises when for any reason an entry therein shall be permissible, Landlord may enter the same by a master key or by the use of force without rendering Landlord liable therefor and without in any manner affecting the obligations of this Lease. The provisions of this paragraph shall in no wise be construed to impose upon Landlord any obligation whatsoever for the maintenance or repair of the building or any pert thereof except as otherwise here specifically provided. During the three (3) months prior to the expiration of this Lease or any renewal term, Landlord may place upon the said premises "To Let" or "For Sale" signs which Tenant shall permit to remain thereon.

         28. SUBORDINATION: Tenant agrees that it will subordinate its rights hereunder to the lien of any mortgage, ground lease or any other method of financing or refinancing now or hereafter placed against the land and/ the Demised Premises and/or any or all of the buildings now or hereafter built or to be built In the Center by Landlord and to any and all advances made or to be made thereunder and to the interest thereon and to all renewals, replacements, consolidations and extensions thereof. This paragraph shall be self-operative and no further instrument of subordination shall be required.

         29. ATTORNMENT: Tenant shall in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Demised Premises, attorn to the purchaser and recognize such purchaser as Landlord under this Lease.

         30. ATTORNEY-IN-FACT: Tenant shall promptly execute and deliver to Landlord such instruments to evidence the intent of Articles 3, 28, and 29. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver such instruments for and in the name of Tenant if and only if alter (1 a) days after the date of a written request by Landlord to deliver such instruments, Tenant shall not have executed the same.

         31. QUIET ENJOYMENT: Tenant, upon paying the rents and performing all of the terms on its part to be performed, shall peaceably and quietly enjoy the Demised Premises subject, nevertheless, to the terms of this Lease and to any mortgage(s), ground lease or agreements to which this Lease is subordinated.

         32. FORCE MAJEURE: Landlord shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond Landlord's control which shall include, without limitation, all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services, or financing or through acts of God.

         33. END OF TERM: At the expiration of this Lease, Tenant shall surrender the Demised Premises in the same condition as it was in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and shall deliver all keys and combinations to locks, safes and vaults to Landlord. Before surrendering said Premises, Tenant shall remove all its personal property, trade fixtures, alterations, additions and decorations, and shall repair any damage caused thereby. Tenant's obligations to perform this provision shall survive the end of the term of this Lease. If Tenant fails to remove its property upon the expiration of this Lease, the said property shall be deemed abandoned and shall become the property of Landlord.

         34. HOLDING OVER: Any holding over after the expiration of this term or any renewal term shall be construed to be a tenancy from month to month at exactly twice (double)

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                                       -----         -------
the rents and common area charges herein specified (prorated on a monthly basis) and shall otherwise be on the terms herein specified so far as applicable.

         35. NO WAIVER: Failure of Landlord to insist upon the strict performance of any provision or to exercise any option or any rules and regulations shall not be construed as a waiver for the future of any such provision, rule or option. The receipt by Landlord of rent with knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach. No provision of the Lease shall be deemed to have been waived unless such waiver be in writing signed by Landlord. No payment by tenant or receipt by Landlord of a lesser amount than the monthly rent accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided, and no waiver by Landlord in respect to one Tenant shall constitute a waiver in favor of any other Tenant in the Center.

         36. NOTICES: Any notice, demand, request or other instrument which may be or are required to be given under this Lease shall be delivered in person or sent by United States Certified or Registered Mail, postage prepaid, and shall be addressed (a) if to Landlord, at the address as hereinabove given, and (b) if to Tenant, at the address set forth in the introductory paragraph preceding
Article 1 above, or at the Demised Premises. Either party may designate such other address as shall be given by written notice.

         37. RECORDING: Tenant shall not record this Lease or a memorandum thereof without the written consent of Landlord.

         38. TIME: Time is of the essence of this agreement and this applies to all the terms, covenants and conditions contained herein.

         39. PARTIAL INVALIDITY: If any provision of this Lease or application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which is held invalid, shall not be affected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         40. BROKERS' COMMISSIONS: Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, except as listed, and agrees to indemnify Landlord against and hold it harmless from all liabilities arising from any such claim, including cost of counsel fees, except as follows:

                          Richardson, Kleiber & Walter

Landlord shall pay all brokerage commission and/or finder fees to Richardson, Kleiber & Walter.

         41. PROVISIONS BINDING, ETC.: Except as otherwise expressly provided, all provisions herein shall be binding upon and shall inure to the benefit of the parties, their legal representatives, successors and assigns. Each provision to be performed by Tenant shall be construed to be both a covenant and a condition, and if there shall be more than one Tenant, they shall be bound, jointly and severally, by these provisions. In the event of any sale of land,

                     Initials Tenant(s) S.R. Landlord E.H.S.
                                       -----         -------
building or this Lease, or of a lease of the Center, Landlord shall be entirely relieved of all obligations hereunder.

         42. ENTIRE AGREEMENT, ETC.: This Lease and the Exhibits, Addenda and Riders, if any attached, set forth the entire agreement between the parties. Any prior conversations or writings are merged herein and extinguished. No subsequent amendment to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed. Submission of this Lease for examination does not constitute an option for the Demised Premises and becomes effective as a Lease only upon execution and delivery thereof by Landlord to Tenant. If any provision contained in a rider is inconsistent with the printed provisions of this Lease, the provision contained in said rider shall supersede said printed provision. The captions, numbers and index appearing herein are inserted only as a matter of convenience and are not intended to define, limit, construe or describe the scope or intent of any paragraph, nor in any way affect this Lease.

         43. RULES AND REGULATIONS: Tenant agrees as follows: (a) All deliveries or shipments of any kind to and from the Demised Premises, including loading ad unloading of goods, shall be made only by way of the rear of the Demised Premises or at any other location designated by Landlord; (b) no radio, television, phonograph or other similar devices or aerial attached hereto (inside or outside) shall be installed without first obtaining in each instance the Landlord's consent in writing, and if such consent be given, no such device shall be used in a manner so as to be heard or seen outside of the Demised Premises; (c) the outside areas immediately adjoining the Demised Premises shall be kept clean and free from dirt and rubbish by Tenant, and Tenant shall not place, suffer or permit any obstructions or merchandise in such areas; (d) Tenant shall not use the public or common areas in the Center for business purposes; (e) Tenant and its employees shall park their cars only in those portions of the parking area, if any, designated for that purpose by Landlord;
(f) Tenant shall use at Tenant's cost, a pest extermination contractor at such intervals as Landlord may require; (g) Tenant shall not place, suffer or permit displays, decorations on the sidewalk in front of the Demised Premises or on or upon any common areas of the Center; (h) Landlord may amend or add new rules and regulations for the use and care of the Demised Premises, the buildings of which the premises are a part, and the common areas and facilities; (i) Tenant's air conditioning installation plans and specifications will be submitted to Landlord and must have Landlord's approval in writing. There shall be no installation of any kind on the Demised Premises that shall protrude through any wall without prior written approval of Landlord; (j) garbage and refuse shall be kept in a covered dumpster, which shall be provided by Tenant at his expense, which shall be adequate in size to keep contained and covered all of Tenant's garbage and refuse between normally scheduled collections, and which shall be placed at the location designated by Landlord, for collection at times specified by Landlord. Tenant shall pay the cost of garbage and refuse removal. Normal office waste disposal is included in base rent. Preparation of said garbage and refuse for collection, depositing it in said dumpster, and maintenance of the area surrounding the dumpster are the responsibility of the Tenant and these must be in accordance with local ordinances and regulations. If Tenant shall fail to carry out any of its responsibilities under this subparagraph, Landlord may do so for Tenant and Tenant shall pay all costs incurred by Landlord, including a service charge, to Landlord upon demand; (k) trucks or trailers shall not be permitted by Tenant to remain parked overnight in any area of the Center, whether loaded or unloaded; (l) Tenant shall not conduct any auction, fire, bankruptcy or going-out-of-business sale on or about the Demised Premises without Landlord's written approval; (m) Tenant shall post emergency phone numbers so that they are visible from the exterior of the unit front.

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                                       -----         -------

         Tenant further agrees to adhere to and abide by such additional rules and regulations of the Center as Landlord may from time to time implement.

         43.1 PARKING PROCEDURES: The parking spaces provided are limited to 3.5 spaces per 1,000 square feet of building. Should Tenant's excess use of the parking facilities result in a consistent inconvenience to other tenants, then the Landlord may require that the Tenant limit his use of the parking facilities to 3.5 spaces per 1,000 square feet of leased space. All trucks shall be parked at the rear of the building only.

         43.2 WINDOW COVERING: Tenant shall at all times provide and maintain bronze colored mini blinds on all windows, of the same color and style as the standard set by the Landlord.

         43.3 PROTECTIVE COVENANTS: The Protective Covenants and Restrictions of Northgate Center Business Park shall be binding on the Tenant and any breach thereof shall be a breach hereunder, and shall be provided to Tenant if requested.

         44. INSURANCE - WATER DAMAGE: To the extent economically feasible and practicable at Tenant's sole discretion, Insurance to be covered by Tenant (as per Article 21) shall include, but not be limited to, all water damage to contents and/or personal property of the Tenant. This rule is specifically promulgated to protect Tenant n the event of roof leaks as well as other water damage. Whether or not Tenant elects not to purchase this insurance coverage, Landlord shall not be responsible for any damage to Tenant's contents and/or personal property as a result of water damage.

         45. ROOF PIERCING: If Tenant pierces or places anything upon the roof of the Demised Premises, then Tenant shall assume sole responsibility to repair and pay for any roof leaks whatsoever to the Demised Premises and including but not limited to all adjoining bays, resulting from the above acts on the roof area of the Demised Premises.

         46. EXCULPATORY: Notwithstanding anything to the contrary provided in this lease, if the Landlord or any successor in interest of Landlord shall be an individual, joint venture, tenancy in common, firm or partnership, general or limited, or a bank, as trustee under a land trust, it is specifically understood and agreed that there shall be absolutely no personal liability on the part of such individual or on the part of the members of such firm, partnership or joint venture with respect to any of the terms, covenants and conditions of this lease, and that Tenant shall look solely to the equity of Landlord or such successor in interest in the Center for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord, such exculpation of personal liability to be absolutely and without any exception whatsoever.

         47. LATE PAYMENT CHARGE: Should Tenant fail to pay when due any payment of rent, additional rent, or other sum payable to Landlord under the terms of this Lease, then Landlord shall be entitled to charge and collect from Tenant interest at the maximum rate permitted by law until fully paid, plus an administrative charge and late fee (not as interest or a penalty), of $50.00 per day for each day such amount(s) is(are) late, until the required payments are made, from and after the fifth (5th) day following the date on which any sum shall be due and payable, and such amount shall be paid by Tenant to Landlord forthwith. Landlord, at its option, may subtract any such amount that is not paid from any security deposit or prepayment held by Landlord pursuant to the terms herein, and, in such event, Tenant shall deposit a like amount

                     Initials Tenant(s) S.R. Landlord E.H.S.
                                       -----         -------
with Landlord within fifteen (15) days and in accordance with the terms herein. If any amount payable under this Article 47 shall be deemed by a court of competent jurisdiction to be excessive or unlawful, then said amount(s) shall be reduced accordingly and the amount(s) payable hereunder shall be the maximum lawful and allowable amount.

         48. LANDLORD'S COVENANTS OF FACILITIES TO BE FURNISHED TO TENANT:
Landlord is required only to deliver the Premises in "as-is" condition, and the Landlord is not required to further improve same; Tenant accepts the Premises in "as-is" condition.

         49. RADON GAS - NOTICE TO PROSPECTIVE TENANT: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels or radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Pursuant to ss.404.058(8), Florida Statutes.

         52. CONDITION OF PREMISES: Notwithstanding any other provision in this lease, Landlord shall ensure that the premises, in the present state, are in full compliance with the County of Sarasota Building Codes. Landlord shall make any necessary changes to the premises, if required by the County of Sarasota Building Codes, no later than forty-five (45) days from the full execution of this Lease. In the event that Landlord shall require more than forty-five (45) days to complete Landlord's work to bring the premises into conformance with Governmental codes and ordinances, the Lease commencement date shall be extended to the date final approval is granted by the County of Sarasota.

         53. OPTION TO EXTEND: If, and only if, the Tenant shall have fully done, performed and reserved all the terms and covenants and conditions required herein to be done, performed and reserved by it and Tenant has not done anything or failed to do anything which would constitute a default hereunder, then the Tenant shall have the right to extend this Lese for three (3) years under the same terms and covenants and conditions of the initial term of this Lease. Tenant shall be required to notify the Landlord in writing at least one hundred twenty (120) days prior to the termination of the initial term, or one hundred twenty (120) days prior to March 31, 2003. The annual rent for the first year of the option period (April 1, 2003 through March 31, 2004) shall be $46,640.00 per year or $3,886.67 monthly plus sales tax. Rent for he second year of the option period (April 1, 2004 through March 31, 2005) shall be $48,505.60 or $4,042.13 monthly plus sales tax. Rent for the third year of the option period (April 1, 2005 through March 31, 2006) shall be $50,445.82 or $4,203.82 monthly plus sales tax. Landlord and Tenant agree that time is of the essence with regard to the notification by Tenant to landlord of at least 120 days prior to the termination of the initial term with respect to Tenant's option to extend. Tenant hereby waives all defenses and claims of hardship to Tenant missing said date of one hundred twenty (120) days minimum notice to Landlord.

IN WITNESS WHEREOF, THE PARTIES HAVE RESPECTIVELY SIGNED AND SEALED THIS LESE THE DAY AND YEAR FIRST ABOVE WRITTEN.

                     Initials Tenant(s) S.R. Landlord E.H.S.
                                       -----         -------

Witness for LANDLORD:

Sign:                                   OAK PARK PARTNERS, LTD.
     -----------------------------
     Print Name:

                                        By: /s/ Edward H. Sarbey
                                            ---------------------------------
                                            Edward H. Sarbey, General Partner


Witnesses for TENANT(s):

Sign: /s/ Mark C. Nicholas              The Rose Group Corporation of Nevada
      -----------------------------     a Nevada corporation
      Print Name: Mark C. Nicholas

                                        By: /s/ Sheldon R. Rose
                                            ----------------------------------
                                            as:  Chief Executive Officer

STATE OF FLORIDA     :
                     : ss
COUNTY OF SARASOTA   :

BEFORE ME, a Notary Public, in and for said County and State appeared Edward H. Sarbey, who acknowledged that he did sign the foregoing instrument and the same is his free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Sarasota, Florida on this 27th day of March, 2000.

                                        /s/ Andrea Silvergelt
                                        ------------------------------
                                        NOTARY PUBLIC




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                     Initials Tenant(s) S.R. Landlord E.H.S.
                                       -----         -------

STATE OF FLORIDA     :
                     : ss
COUNTY OF SARASOTA   :

BEFORE ME, a Notary Public, in and for said County and State appeared Sheldon R. Rose, President of the Rose Group Corporation, a Nevada corporation, who acknowledged that she/he did sign the foregoing instrument and the same is his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Sarasota, Florida, on this 27th day of March, 2000.

                                        /s/ Andrea Silvergelt
                                        -----------------------------
                                        NOTARY PUBLIC



                                       17

                     Initials Tenant(s) S.R. Landlord E.H.S.
                                       -----         -------

                                                                       EXHIBIT A






                               [PLAN OF BUILDING]








                                       A-1



                     Initials Tenant(s) S.R. Landlord E.H.S.
                                       -----         -------

                                                                       EXHIBIT B



                                 OAK PARK LEASE

                                  RENT SCHEDULE

TENANT:    THE ROSE GROUP CORPORATION OF NEVADA

LEASE PERIOD:    FROM APRIL 1, 2000 THROUGH MARCH 31, 2003

EXAMPLE OF MONTHLY PAYMENT



YEAR ONE
--------

BASIC RENT                    $3,091.67

AIR POLICY                       $30.00

SALES TAX                       $218.52

         TOTAL                $3,340.19



YEAR TWO
--------

BASIC RENT                    $3,268.34

AIR POLICY                       $30.00

SALES TAX                       $230.88

         TOTAL                $3,529.22



YEAR THREE
----------

BASIC RENT                    $3,445.00

AIR POLICY                       $30.00

SALES TAX                       $243.25

         TOTAL                $3,718.25





                                       B-1


                     Initials Tenant(s) S.R. Landlord E.H.S.
                                       -----         -------

                                                                       EXHIBIT C



                       ADDENDUM TO LEASE OF REAL PROPERTY

         THIS ADDENDUM, dated this 22nd day of March, 2000, is to that certain Lease of Real Property between OAK PARK PARTNERS, LTD. (Hereinafter called "Landlord") and THE ROSE GROUP CORPORATION OF NEVADA (Hereinafter called "Tenant") attached to and made a part hereof.

         Whereas, Landlord and Tenant desire to modify the Lease.

         NOW, THEREFORE, the following provisions are added to the Lease:

         I.       All floors will be carpeted by Landlord in standard carpeting.

         II. Landlord shall paint and repair all walls and remove one wall for conference room.

         III. Landlord shall ensure that the plumbing, electrical and air conditioning systems are in good working order.

         All other terms and conditions of the Lease remain the same.

         Executed this 22nd day of March, 2000

                                        OAK PARK PARTNERS, LTD.

Witnesses

/s/ Andrea Silvergelt                   By: /s/ Edward H. Sarbey
-----------------------------               ---------------------------------
                                            Edward H. Sarbey, General Partner

/s/ B. Parcase
-----------------------------
As to Landlord

/s/ B. Parcase                          THE ROSE GROUP CORPORATION
                                        OF NEVADA

/s/ Mark C. Nicholas                    By: /s/ Sheldon R. Rose
-----------------------------               ---------------------------------
As to Tenant                                as Chief Executive Officer




                                       C-1

                     Initials Tenant(s) S.R. Landlord E.H.S.
                                       -----         -------

                                                                       EXHIBIT D


                        [OAK PARK TO ATTACH SIGN EXHIBIT]



















                                       D-1

                    Initials Tenant(s) S.R. Landlord E.H.S.
                                      -----         -------